UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2006


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

           0-28839                              13-1964841
           -------                              ----------
    (Commission File Number)       (I.R.S. Employer Identification No.)

    150 Marcus Blvd., Hauppauge, New York                     11788
    -------------------------------------                     -----
   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(e))






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ITEM 8.01       OTHER EVENTS

As previously disclosed in our prior 8-K filing, on May 11, 2006, we received a letter from the Office of Engineering and Technology Laboratory (OET) of the Federal Communications Commission (FCC) stating that they had tested the Audiovox Xpress Model XMCK10 and had determined that the transmitter was not in compliance with the FCC emissions limits. We have provided information to the FCC regarding the testing, emissions and other matters relating to this transmitter. We conducted an internal review and we suspended shipments of this unit.

We subsequently obtained a new certification for modified equipment configurations with compliance testing based upon in-vehicle testing of three representative vehicles, consistent with the FCC's spring 2006 clarification of testing procedures. We have recently been advised that our new equipment certification has been dismissed (but not denied) by the FCC. Dismissal allows the equipment certification to be reinstated if the equipment is deemed compliant. We are working to complete design or installation modifications, conducting additional testing for XM Xpress radios, and addressing uncertainties regarding emissions variability with testing results. No health or safety issues are involved with these wireless XM radios, and this matter does not pertain to any other Audiovox XM radio. We continue to suspend shipments of the Xpress unit until it is determined that it operates within FCC approved specifications.

The information furnished under Item 8.01 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    AUDIOVOX CORPORATION (Registrant)

Date:   July 19, 2006               /s/ Charles M. Stoehr
                                    ----------------------
                                    Charles M. Stoehr,
                                    Senior Vice President and
                                    Chief Financial Officer





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